SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                       State Street Research Equity Trust

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

[logo: State Street Research]

                        STATE STREET RESEARCH ARGO FUND
                       STATE STREET RESEARCH ALPHA FUND
                  STATE STREET RESEARCH GLOBAL RESOURCES FUND
                      STATE STREET RESEARCH ATHLETES FUND

                                   Series of
                      State Street Research Equity Trust
                             One Financial Center
                          Boston, Massachusetts 02111

                 --------------------------------------------

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                        To Be Held On September 14, 1999
                 --------------------------------------------

     A Special Meeting of Shareholders ("Meeting") of State Street Research Argo Fund ("Argo Fund"), State Street Research Alpha Fund ("Alpha Fund"), State Street Research Global Resources Fund ("Global Resources Fund") and State Street Research Athletes Fund ("Athletes Fund") (collectively the "Funds"), series of State Street Research Equity Trust, a Massachusetts business trust ("Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on September 14, 1999 for the following purposes:

     1. (For all Funds) To elect Trustees of the Trust.

     2. (For Argo Fund and Alpha Fund only) To revise fundamental policies regarding diversification of investments.

     3. (For Argo Fund, Alpha Fund and Global Resources Fund only) To amend the Funds' fundamental policies regarding industry concentration.

     4. (For Alpha Fund only) To revise the Alpha Fund's investment objective to provide for long-term growth of capital.

     5. (For Argo Fund only) To revise the Argo Fund's investment objective to provide for long-term growth of capital and, secondarily, growth of income.

     6. (For Global Resources Fund and Athletes Fund only) To revise fundamental policies regarding diversification of investments.

     7. (For Argo Fund and Alpha Fund only) To amend the Fund's fundamental policy regarding participation in underwritings.

     8. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

     The close of business on May 25, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN September 10, 1999. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES XX AND XX FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Trustees
                                          FRANCIS J. McNAMARA, III
                                          Secretary

May 26, 1999
Date of Notice

                             QUESTIONS AND ANSWERS

Q: Why is this material being sent to shareholders?

A: Shareholders of the Funds are being asked to vote on several proposals, including the election of Trustees and changes which would give the Funds more flexibility in making investments. These investment policy proposals provide the Funds with flexibility to respond to industry developments and to changing market conditions. The Trustees recommend that you vote FOR all the proposals.

Q: What is a shareholder supposed to do with this material?

A: You should read the material and then vote. Certain shareholders may vote by telephone; please see pages XX and XX for details. Or, you may vote by marking the enclosed Proxy form and returning it.

Q: What if I have questions?

A: Call the State Street Research Service Center at 1-800-562-0032 for help with your questions.

Q: (For all Funds) What is Proposal 1 relating to the election of Trustees?

A: Those current Trustees who have not been previously elected by shareholders, plus one new nominee, are being presented for election. Background information on all of the Trustees is included in the material.

Q: (Proposal 2 for Argo Fund and Alpha Fund; Proposal 6 for Global Resources
   Fund and Athletes Fund) What are Proposal 2 and Proposal 6 on diversification of investments?

A. Under current policies, each Fund is limited as to how much it can invest in one company, including any one mutual fund. The change would give the Funds more flexibility to invest more in individual companies, including other mutual funds.

Q: (For Argo Fund, Alpha Fund and Global Resources Fund only) Under Proposal 3, what is the change on industry concentration?

A: Under current policy, a Fund may not make an investment which would cause it to have more than 25% of its assets invested in companies in any one industry. The proposed change would recognize that the way an industry is defined can vary over time and acknowledges that a Fund may want to redefine industries as businesses evolve.

Q: (For Alpha Fund only) Under Proposal 4 what is the change in the Alpha Fund's investment objective?

A: New classifications for all diversified stock mutual funds have been proposed by Lipper Analytical Services, Inc., a major mutual fund statistical organization that generates peer group rankings that are an industry standard for examining performance. Under the new system, funds will be classified more finely based on investment style, and Lipper is expected to classify the Alpha
   Fund as a "mid-cap value" fund. The change in investment objective will enable the Fund to be managed in a way that is competitive with its peers in the new category.

Q: (For Argo Fund only) Under Proposal 5 what is the change in the Argo Fund's investment objective?

A: New classifications for all diversified stock mutual funds have been proposed by Lipper Analytical Services, Inc., a major mutual fund statistical organization that generates peer group rankings that are an industry standard for examining performance. Under the new system, funds will be classified more finely based on investment style, and the Investment Manager believes that the Argo Fund should be in the new "large-cap value" category. The change in investment objective will better enable the Fund be managed in a way that is competitive with its peers in the new category.

Q: (For Argo Fund and Alpha Fund only) What is Proposal 7 on underwritings?

A: An underwriting occurs when shares of stock of a company are sold in a public distribution, e.g., a company "goes public." The change would make clear that the Fund is allowed to sell its own holdings of a company as part of any new public offering the company may make, but that the Fund would not actively help a company make a public distribution.

--------------------------------------------------------------------------------
   Important additional information about the proposals is set forth in the accompanying Proxy Statement. Please read it carefully.
--------------------------------------------------------------------------------

                        STATE STREET RESEARCH ARGO FUND
                       STATE STREET RESEARCH ALPHA FUND
                  STATE STREET RESEARCH GLOBAL RESOURCES FUND
                      STATE STREET RESEARCH ATHLETES FUND

                                   series of
                      State Street Research Equity Trust
                             One Financial Center
                          Boston, Massachusetts 02111

                 --------------------------------------------

                                PROXY STATEMENT

                 --------------------------------------------

     The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark ([checkmark]) indicates which Fund's shareholders and classes are being solicited to approve which proposal.

                                                                          Global
                                                                        Resources       Athletes
                                        Argo Fund,     Alpha Fund,        Fund,           Fund,
Proposal                               all classes     all classes     all classes     all classes
-----------------------------------   -------------   -------------   -------------   ------------
1. Trustees                             [checkmark]     [checkmark]     [checkmark]     [checkmark]
2. Diversification of investments       [checkmark]     [checkmark]
3. Industry concentration               [checkmark]     [checkmark]     [checkmark]
4. Investment objective                                 [checkmark]
5. Investment objective                 [checkmark]
6. Diversification of investments                                       [checkmark]     [checkmark]
7. Underwriting                         [checkmark]     [checkmark]

     This Proxy Statement is furnished to the shareholders of State Street Research Equity Trust ("Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders ("Meeting"), to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 P.M., on September 14, 1999, and at any adjournments thereof.

     Shareholders of record of the Trust at the close of business on May 25, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about June XX, 1999. The Trust is presently comprised of four separate portfolio series: State Street Research Argo Fund ("Argo Fund"), State Street Research Alpha Fund ("Alpha Fund"), State Street Research Global Resources Fund ("Global Resources Fund") and State Street Research Athletes Fund ("Athletes Fund") (collectively, the "Funds").

     The chart below reflects the total number of shares issued and outstanding for the Funds as of the Record Date. Each share is entitled to one vote with a proportionate vote for each fractional share.

         Fund             Class A     Class B     Class B(1)     Class C     Class S     Total
         ----             -------     -------     ----------     -------     -------     -----
Argo Fund
Alpha Fund
Global Resources Fund
Athletes Fund

     Although each Fund is participating separately in the Meeting, proxies are being solicited through use of this combined Proxy Statement. With respect to proposal 1 regarding the election of Trustees of the Trust, shareholders of each Fund will vote together with each other Fund that is a series of the Trust. All shares of a Fund, regardless of class designation, are entitled to vote and will vote together on proposal 1.

     If the enclosed Proxy is properly executed and returned, or telephone votes are received, in time, the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     A majority of shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast and the nature of the proposed solicitation activities. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" may in the discretion of the Trust be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power. For this reason, abstentions and broker non-votes could assist the Trust in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of proposals 2 through 7 to be acted upon at the Meeting, but will have no effect on the determination of plurality votes in connection with proposal 1 regarding the election of Trustees.

     A shareholder may vote:

     o By telephone

       -Through fully automated touch-tone voting

       -Verbally, with a telephone representative

     o By mail

     o In person at the Meeting

     There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

     First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder enters the control number provided on the Proxy form, then follows the menu.

     Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. Although a telephone representative will assist with any questions, the answers to which are contained in the Proxy Statement, the representative will not make recommendations on how to vote on any proposal.

     A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-877-392-4944 toll-free between 9 A.M. and 6 P.M. Monday through Friday Boston time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

     Shareholders voting their Proxies by either telephone method should not return their Proxy forms by mail.

     By using the telephone to submit voting instructions, the shareholder is authorizing First Data Investor Services Group, Inc. ("FDISG"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated. Questions about the proposals themselves should be directed to the State Street Research Service Center at 1-800-562-0032.

     If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a Proxy by telephone, the shareholder may still mail the Proxy form included with this Proxy Statement or attend the Meeting in person.

     Any shareholder who has given a Proxy, by telephone or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

     The Trust believes that the procedures for authorizing the execution of a Proxy by telephone set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded. Telephone calls will be recorded.

     In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

     Representatives of the State Street Research Service Center and other representatives of the Trust, such as FDISG, may also solicit Proxies by contacting shareholders by telephone or in person.

     The Trust intends to use FDISG, and its agents, to assist with the mailing and tabulation effort and any special, personal solicitation of Proxies. The costs of retaining FDISG and its agents to perform such services, which are not expected to exceed $25,000 per Fund, will be borne by the relevant Fund, in addition to out-of-pocket expenditures for postage, printing and related items. Each Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of a Fund.

     Upon request by a shareholder of a Fund to State Street Research Service Center, One Financial Center, Boston, Massachusetts 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund will be furnished without charge to the requesting shareholder.

     State Street Research & Management Company (the "Investment Manager") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliates have indicated that with respect to shares of a Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the meeting.

     Listed below are the persons or entities that were the beneficial owners of 5% or more of the shares of each Fund, where applicable, as of March 31, 1999.


                           Name and Address of                 Amount and Nature of    % of
Name of Fund                 Beneficial Owner                  Beneficial Ownership    Fund
------------               -------------------                 --------------------    ----
Athletes Fund   F. Gardner Jackson, Jr.                         125,693 shares           6.5
                    c/o State Street Research Service Center
                    One Financial Center
                    Boston, Massachusetts 02111
Athletes Fund   Metropolitan Life Insurance Company(1)          714,714 shares          36.8
                    One Madison Avenue
                    New York, New York 10010
Athletes Fund   Turtle & Co.                                  1,046,231 shares          53.9
                    c/o State Street Research Service
                    Center
                    One Financial Center
                    Boston, Massachusetts 02111

-----------------

(1) Metropolitan Life Insurance Company, a New York corporation, was the record or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                (FOR ALL FUNDS)

     The shareholders of the Trust are being asked to elect the persons named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nomi nees, if any, as may be designated by the Board of Trustees of a Trust, subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Some of the nominees currently serve as Trustees and are being presented for shareholder election for the first time. The other current Trustees were previously elected by the shareholders and are not being voted upon at this Meeting. This election will help assure continued compliance with 1940 Act provisions regarding the elec tion of Trustees. Background information on all of the Trustees has been provided.

                                                                                     Shares of Fund
                                                                              Deemed Beneficially Owned on
                                                                                     March 31, 1999
                                                                             Number of Shares / % of Class
                                                                             -----------------------------
                                                                                        Class A
                                                                    ----------------------------------------------------
         Nominee Standing                             Year First                                  Global
         for Election by               Position         Became           Argo       Alpha       Resources       Athletes
           Shareholders               with Trust        Trustee          Fund        Fund          Fund           Fund
           ------------               ----------        -------          ----        ----          ----           ----
Bruce R. Bond ................... Trustee               1999
Steve A. Garban ................. Trustee               1997
Malcolm T. Hopkins .............. Trustee               1997                                       1,584/(2)
Susan M. Phillips ............... None(1)                --
   Previously Elected by
    Shareholders and Not
   Standing for Election
   ---------------------
Dean O. Morton .................. Trustee               1986                         7,111/(2)
Toby Rosenblatt ................. Trustee               1993
Michael S. Scott Morton ......... Trustee               1987                        47,460/(2)        55/(2)
*Ralph F. Verni ................. Trustee               1992                        35,932/(2)
                                  Chairman of the
                                  Board, Chief
                                  Executive Officer
                                  and President

Trustees and Principal Officers of the Trust as a Group .......        15,277/(2)   91,089/1.2    11,534/(2)   125,693/53.5

-----------------

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Funds' investment manager.

(1) Dr. Phillips currently serves as a Trustee of nine other investment companies in the State Street Research complex of mutual funds. Dr. Phillips is being nominated for the first time to serve as a Trustee of the Trust.

(2)  Less than 1%.

     Information on all the nominees and current Trustees, in alphabetical order, is set forth below.

     Bruce R. Bond is Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation. He is __. Mr. Bond's other principal business affiliations include Director of WITCO Corporation (a specialty chemical company) and Ceridian Corporation (an information services company). During the past five years, he has also served as Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Telecommunications PLC. Mr. Bond is also a Trustee of __ other investment companies for which the Investment Manager serves as investment adviser.

     Steve A. Garban is retired and was formerly Senior Vice President, Finance and Operations and Treasurer, The Pennsylvania State University. He is __. Mr. Garban's other principal business affiliations include Director of Metropolitan Series Fund, Inc. (an investment company). Mr. Garban is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     Malcolm T. Hopkins is engaged primarily in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp. (a forest and paper products company). He is __. Mr. Hopkins's other principal business affiliations include Director of Metropolitan Series Fund, Inc. (an investment company), Columbia Energy Group (an integrated natural gas company) and U.S. Home Corporation (a single-family home builder). Mr. Hopkins is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     Dean O. Morton is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company. He is __. Mr. Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc. (an investment company), Alza Corp. (a therapeutic systems developer), Raychem Corp. (a materials science company), The Clorox Company (a consumer products company), KLA-Tencor Corporation (a scientific instruments company), BEA Systems, Inc. (a software company) and Centigram Communications Corporation (a communications equipment company). Mr. Morton is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     Susan M. Phillips is Dean of the School of Business and Public Management at George Washington University and Professor of Finance. She is __. Dr. Phillips's other principal business affiliations include Director of Cantor Fitzgerald Futures Exchange, Inc. and State Farm Life Insurance Company. Previously, Dr. Phillips was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission. Dr. Phillips is also a Trustee of __ investment companies for which the Investment Manager serves as investment adviser.

     Toby Rosenblatt is President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd. He is __. Mr. Rosenblatt's other principal business affiliations include Director of Advanced Polymer Systems, Inc. (a specialty chemicals, drugs and cosmetics company) and Pherin Corporation (proprietary compounds for human health). Mr. Rosenblatt is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     Michael S. Scott Morton is Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. He is __. Dr. Scott Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc. (an investment company), Merrill Corporation (a document management company) and Sequent Computer Systems, Inc. (a computer manufacturer). Dr. Scott Morton is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     Ralph F. Verni's principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of the Investment Manager. He is __. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., member of the Advisory Board of Commonwealth Capital Ventures, L.P.; Chairman of the Board and Director of SSR Realty Advisors, Inc.; and President, Chief Executive Officer and Director of SSRM Holdings, Inc. Mr. Verni is also a Trustee or Director of __ investment companies for which the Investment Manager serves as investment adviser.

     A candidate elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he retires, resigns or is removed as provided in the Master Trust Agreement, as amended ("Master Trust Agreement") of the Trust. The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders," below.)

     The following persons are principal officers, but not Trustees, of the
Trust:

     Peter C. Bennett has served as Vice President of the Trust since 1990. He is __. His principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Bennett is also a Director and Chief Investment Officer-Equity of the Investment Manager. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

     Bartlett R. Geer has served as Vice President of the Trust since 1992. He is __. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     F. Gardner Jackson, Jr. has served as Vice President of the Trust since 1998. He is __. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     Gerard P. Maus has served as Treasurer of the Trust since 1993. He is __. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer, and Director of the Investment Manager. Mr. Maus's other principal business affiliations include Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of SSR Realty Advisors, Inc.

     Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since 1995. He is __. His principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, General

Counsel and Clerk of State Street Research Investment Services, Inc.; and Secretary and General Counsel of SSRM Holdings, Inc.

     Thomas P. Moore, Jr. has served as Vice President of the Trust since 1994. He is __. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     Brian O'Dell has served as Vice President of the Trust since 1998. He is __. His principal occupation is Assistant Portfolio Manager for the Investment Manager. During the past five years he has also served as a portfolio manager and analyst at Freedom Capital Management Corporation.

     Daniel J. Rice III has served as Vice President of the Trust since 1990. He is __. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     James M. Weiss has served as Vice President of the Trust since 1996. He is __. His principal occupation is Executive Vice President of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as President and Chief Investment Officer of IDS Equity Advisors.

     John T. Wilson has served as Vice President of the Trust since 1996. He is __. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and as a Vice President of Phoenix Investment Counsel Inc.

     Peter A. Zuger has served as Vice President of the Trust since 1998. He is __. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as vice president of American Century Investment Management Company.

     These officers are deemed to be "interested persons" of the Fund under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.

Board Meetings and Committees

     During the most recently completed fiscal year of the Trust, the Board of Trustees held a total of four meetings.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Messrs. Garban, Morton and Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held four meetings in 1998. The present members of the Governance Committee of the Board of Trustees are Messrs. Garban, Morton, Rosenblatt and Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

Remuneration of Principal Officers and Trustees

     The executive officers of the Trust and those of its Trustees who are officers of the Investment Manager receive no direct remuneration from the Trust. Such executive officers and Trustees receive remuneration from the Investment Manager. Trustees who are not officers of the Investment Manager are compensated for attendance at each meeting of the Board of Trustees and committees of the Board and reimbursed for reasonable expenses incurred in connection therewith, and are paid an annual retainer.

     The current Trustees have been compensated as follows:

                                                                         Total       Total Compensation
                                                                      Compensation    Street Research
                                                                        from All         Funds and
                                                                         State          Metropolitan
                                                                        Research     Series Fund, Inc.
                                   Aggregate Compensation            Funds Paid to        Paid to
                                     from the Funds (1)               Trustees (2)      Trustees (3)
                                     ------------------               ------------      ------------
                                                 Global
                             Agro     Alpha    Resources   Athletes
Name of Current Trustee      Fund      Fund       Fund       Fund
-----------------------      ----      ----       ----       ----
Bruce R. Bond             --             --          --        --            --                 --
Steve A. Garban           $4,200     $4,200      $4,200      $475       $81,300           $110,300
Malcolm T. Hopkins        $4,000     $4,000      $4,000      $375       $69,700           $ 97,200
Dean O. Morton            $4,400     $4,400      $4,400      $375       $84,700           $110,700
Toby Rosenblatt           $4,200     $4,200      $4,200      $475       $72,600           $ 72,600
Michael S. Scott Morton   $4,600     $4,600      $4,600      $575       $89,500           $115,500
*Ralph F. Verni           $    0     $    0      $    0      $  0       $     0           $      0

-----------------

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Fund's investment manager.

(1) For each Fund's fiscal year ended June 30, 1998.

(2) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. "Total Compensation from All State Street Research Funds Paid to Trustees" is for the 12 months ended December 31, 1998. The Trust does not provide any pension or retirement benefits for the Trustees.

(3) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure indicated in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. "Total Compensation from All State Street Research Funds and Metropolitan Series Fund, Inc. Paid to Trustees" is for the 12 months ended December 31, 1998.

Required Vote

     A plurality of the aggregate number of shares of the Trust cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.

                                  PROPOSAL 2
                      (FOR ARGO FUND AND ALPHA FUND ONLY)
              TO AMEND EACH FUND'S FUNDAMENTAL POLICIES REGARDING
                        DIVERSIFICATION OF INVESTMENTS

     Changes in investment policies are being proposed in order to provide greater flexibility in managing the investments of the Argo Fund and the Alpha Fund. At present, there are limitations on the amount a Fund may invest in any one issuer. The proposed policy revisions would change those limitations and enable a Fund to take better advantage of opportunities to invest more in certain issuers.

     Under the current policies, a Fund may not invest more than 5% of its total assets in any one issuer ("5% issuer test"). In addition, a Fund may not invest in an issuer if the investment would result in a Fund owning more than 10% of the outstanding voting securities of an issuer ("10% securities test"). The major difference between the current policies and proposed policies is that under the proposed policies, the two tests would only apply to 75% of a Fund's assets. As a result, a Fund would have the investment flexibility to exceed the 5% issuer test and the 10% securities test as to the remaining 25% of its assets.

     The added flexibility to invest more in one issuer would enable the Fund to take advantage of potential investment opportunities where, for example, the particular issuer appears to be very attractive because of its investment potential, its high creditworthiness, or any other compelling financial reasons. In addition, where a relatively low supply of other comparable issuers exists, the Fund could be interested in investing more in the limited number of issuers available. In short, circumstances can arise where the best interests of shareholders can be served by investing more in certain companies.

     Under the current policies, securities issued by the U.S. Government, its agencies or instrumentalities are not included in the percentage limitations. The change would also make clear that other U.S. Government securities, as defined under the 1940 Act and as interpreted by the Securities and Exchange Commission ("SEC"), are also excludable.

     Under the proposed policies, shares of other investment companies will also be excluded from the percentage limitations. The 1940 Act has provisions governing the amount of assets that one mutual fund may invest in another mutual fund. The proposed policy revisions would enable a Fund to utilize the flexibility made available under SEC interpretations and the recent amendment to the 1940 Act that enable a fund to invest more of its assets than previously allowed in unaffiliated and affiliated funds. Rather than invest directly in, for example, a number of small capitalization growth stocks, a Fund could invest in one or more funds that focus on such stocks. By investing in another fund with a large portfolio in a given sector, a Fund could obtain greater diversification than by investing in a few stocks directly.

     The current and proposed fundamental policies regarding diversification of investments for each Fund read as follows:

     Current policies:

     Both Funds currently have the same diversification policies, which are as follows:

     "not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except that the restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

     "not to invest in a security if the transaction would result in the Fund owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

     Proposed policies:

     The new policy would read as follows:

     "not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund."

     The Trustees believe that the proposed policy revisions are in the best interests of each Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of a given Fund, that Fund's present investment policies will remain in effect.

                                   PROPOSAL 3
           (FOR ARGO FUND, ALPHA FUND AND GLOBAL RESOURCES FUND ONLY)
                     TO AMEND EACH FUND'S FUNDAMENTAL POLICY
                        REGARDING INDUSTRY CONCENTRATION

     Each Fund has a policy that limits the amount that can be invested in companies in any one industry. This proposal would revise the policy to make clear that the definition of a given industry can change over time as business developments occur.

     The current policy contains specific examples of how a few industries will be defined, and can be misconstrued as inferring that no other kinds of distinctions will be made for other industries. Each Fund in fact has always reserved the right to define industries as appropriate over time on the basis of evolutionary changes in the overall economy and in specific businesses. For example, the burgeoning growth and changes in what was formerly lumped together as the electronic industry is now considered by the Funds to involve separate industries for electronic components and electronic equipment. The proposed change in the Fund's policy would make clear that each Fund will define and redefine industries over time as economic and market conditions evolve. In addition, under the Global Resources Fund's current policy, the limitation does not apply to any energy industry. The proposed change would also exclude any natural resource industry from the limitation.

     The current and proposed fundamental policies regarding industry concentration for each Fund read as follows:

Argo Fund and Alpha Fund

     Current policies:

     Each Fund's current policy is:

     "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded)."

     Proposed policies:

     The new policies would read as follows:

     "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time."

Global Resources Fund

     Current policy:

     The Fund's policy is:

     "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded]."

     Proposed policy:

     The new policy would read as follows:

     "not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, other than any energy or natural resource industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time."

     The Trustees believe that the proposed policy revisions are in the best interests of each Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of a given Fund, that Fund's present investment policy will remain in effect.

                                  PROPOSAL 4
                             (FOR ALPHA FUND ONLY)

                   TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

     A revision in the Alpha Fund's investment objective is being proposed in order to provide flexibility in managing the Fund in light of changes in the mutual fund industry and the needs of investors. Increasingly today, investors are interested in identifying funds on the basis of the fund's investment style, such as large-cap growth, mid-cap value, or similar descriptions. With a clearer understanding of the investment style of a fund, investors can determine how a given fund fits their personal investment strategy and how to allocate their assets to different funds accordingly.

     To help investors differentiate among investment styles, Lipper Analytical Services, Inc. ("Lipper"), an independent research firm that publishes data on mutual funds, is developing a new system for categorizing funds based on investment style. Under the current system, funds are generally classified based on their investment objectives, the broad investment parameters and flexibility the investment manager has, and how aggressively the fund can be managed. Under the new system, funds will be assigned to a particular category, and will be rated and ranked within that category, based on some of the same criteria plus additional considerations. The supplemental criteria will include a fund's investment style, the capitalization size of its holdings and other portfolio characteristics, and its historical performance, among other things. Other rating services, such as Morningstar, Inc., have classified and rated funds under a system using comparable characteristics for several years, and the Investment Manager believes shareholders are increasingly using style differentiation for purposes of their personal financial planning.

     Currently, the Alpha Fund is in the "equity income" category. Under the Lipper proposals, the Fund is expected to be placed in the "mid-cap value" category, which is comprised of funds with portfolios of mid-capitalization size companies which are considered undervalued and have potential for growth in value. If the Alpha Fund continues to follow the current investment objective after it is placed in the proposed new mid-cap value category, potential confusion for shareholders may result. The Fund's performance could appear to be higher or lower, depending on market conditions, relative to its new peers in the mid-cap value category. This appearance of inconsistent relative performance is not in the best interest of shareholders because of the possibility of confusion as to whether their personal objectives are being achieved. In addition, it could be detrimental to the Fund over the long term, because of possible redemptions by existing shareholders and the possible lack of investment by new investors, both of which can cause the Fund to decrease in size and cause its expenses to be higher as a percentage of its assets.

     This recommended change in the Fund's investment objective would enable the Fund to compete with its new peers and would more closely align the Fund with its new Lipper category. If the proposed change in investment objective is approved, the Fund intends to seek long-term growth of capital by focusing more on mid-cap value stocks, with less emphasis on income. The Fund generally expects that most of its investments will be in stocks of companies that are of comparable size to companies in the Russell Midcap(TM) Value Index, or a similar index.

     The Fund's current investment objective is

     "to seek to provide a high level of current income, and secondarily, long-term growth of capital, by investing primarily in common stocks that offer above-average dividend yields, and in convertible securities."

     The proposed investment objective is

     "to seek to provide long-term growth of capital."

     The Trustees believe that the proposed revision in the investment objective is in the best interests of the Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment objective will remain in effect.

                                  PROPOSAL 5
                             (FOR ARGO FUND ONLY)

                   TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

     A revision in the Argo Fund's investment objective is being proposed in order to provide flexibility in managing the Fund in light of changes in the mutual fund industry and the needs of investors. Increasingly today, investors are interested in identifying funds on the basis of the fund's investment style, such as large-cap growth, mid-cap value, or similar descriptions. With a clearer understanding of the investment style of a fund, investors can determine how a given fund fits their personal investment strategy and how to allocate their assets to different funds accordingly.

     To help investors differentiate among investment styles, Lipper Analytical Services, Inc. ("Lipper"), an independent research firm that publishes data on mutual funds, is developing a new system for categorizing funds based on investment style. Under the current system, funds are generally classified based on their investment objectives, the broad investment parameters and flexibility the investment manager has, and how aggressively the fund can be managed. Under the new system, funds will be assigned to a particular category, and will be rated and ranked within that category, based on some of the same criteria plus additional considerations. The supplemental criteria will include a fund's investment style, the capitalization size of its holdings and other portfolio characteristics, and its historical performance, among other things. Other rating services, such as Morningstar, Inc., have classified and rated funds under a system using comparable characteristics for several years, and the Investment Manager believes shareholders are increasingly using style differentiation for purposes of their personal financial planning.

     Currently, the Argo Fund is in the "growth and income" category. Under the Lipper proposals, the Fund could be assigned to one of two new categories:
"large-cap core" or "large-cap value," based on the Fund's current investment approach. The Fund's current investment strategy and style is to focus primarily on large-cap value stocks; these are large-capitalization size companies which are considered undervalued and have potential for growth in value. Of the two new possible Lipper categories, the Investment Manager believes that the Fund should be in the large-cap value category.

     The proposed change in the statement of the Fund's investment objective would give the Investment Manager greater flexibility to manage the Fund consistent with the large-cap value style. The change would enable the Fund to compete with its new peers and more closely align the Fund with its appropriate, new Lipper category. If the investment objective is revised, the Fund expects to invest in large-cap value stocks of companies that are of comparable size to companies in the Russell 1000[RegTM] Value Index, or a similar index.

     This proposal would revise the Fund's investment objective. The Fund's current investment objective is:

     "to seek to provide long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of established companies with above-average prospects for growth."

     The proposed investment objective is:

     "to seek to provide long-term growth of capital and, secondarily, income."

     The Trustees believe that the proposed revision in the investment objective is in the best interests of the Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders, the Fund's present investment objective will remain in effect.

                                  PROPOSAL 6
              (FOR GLOBAL RESOURCES FUND AND ATHLETES FUND ONLY)

              TO AMEND EACH FUND'S FUNDAMENTAL POLICIES REGARDING
                        DIVERSIFICATION OF INVESTMENTS

     For each of the Global Resources Fund and the Athletes Fund, the thrust of the proposed change is to provide greater flexibility in managing the Fund. Specifically, the change would exclude shares of other investment companies from the percentage limitations that apply to investments in different issuers. The 1940 Act has provisions governing the amount of assets that one mutual fund may invest in another mutual fund. The proposed policy revisions would enable the Funds to utilize the flexibility made available under SEC interpretations and the recent amendment to the 1940 Act that enable a fund to invest more of its assets than previously allowed in unaffiliated and affiliated funds. Rather than invest directly in, for example, a number of small capitalization growth stocks, a Fund could invest in one or more funds that focus on such stocks. By investing in another fund with a large portfolio in a given sector, a Fund could obtain greater diversification than by investing in a few stocks directly.

     In the case of the Global Resources Fund only, the change would also make clear that U.S. Government securities, as defined under the 1940 Act and as interpreted from time to time by the Securities and Exchange Commission, are also excludable. The change would also give the Global Resources Fund the flexibility to invest in more than 10% of the outstanding voting securities of an issuer, provided such investments do not exceed 25% of the Fund's assets.

     The current and proposed fundamental policies regarding diversification of investments for each Fund read as follows:

Global Resources Fund

     Current policy:

     The Fund's current policy is:

     "not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government."

     Proposed policy:

     The new policy would read as follows:

     "not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of its total assets, cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund."

Athletes Fund

     Current policy:

     The Fund's current policy is:

     "not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund."

     Proposed policy:

     The new policy would read as follows:

     "not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund."

     The Trustees believe that the proposed policy revisions are in the best interests of each Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by a given Fund's shareholders, that Fund's present investment policy will remain in effect.

                                  PROPOSAL 7
                      (FOR ARGO FUND AND ALPHA FUND ONLY)

               TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING
                        PARTICIPATION IN UNDERWRITINGS

     The proposal is to amend each Fund's fundamental policy regarding the Fund's participation in underwriting of securities. The reasons for the change relate primarily to the disposition of portfolio securities acquired by a Fund. From time to time, a Fund may invest in securities that have not been registered under the federal securities law. Opportunities can arise to sell or dispose of such securities by participating in a public offering under which such securities could be sold directly or indirectly as registered securities. For example, the Fund could piggyback on a registration of a public offering of securities by the issuer -- that is, the Fund could be a so-called selling shareholder in a registered offering by the issuer and other selling shareholders. Under those circumstances, the Fund could be deemed, under the relevant laws, to be an underwriter, which is not the kind of underwriting that the current policy has been interpreted as precluding. The current provisions were only intended to preclude investment banking or brokerage activities where the initial purpose is to effect a public distribution of securities from the issuer to the public through one or more closely planned and connected transactions. The proposed change would make clear that the Fund can, for example, be a selling shareholder in an issuer's public offering. If the proposal is adopted, no material change in investment practice is currently anticipated.

     The fundamental policy regarding participation in underwritings currently reads as follows for the Argo Fund and the Alpha Fund. The policy is:

     "not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities."

     The proposed policy is:

     "not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws."

     The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by a given Fund's shareholders, that Fund's present investment policy will remain in effect.

              VOTES REQUIRED FOR APPROVAL OF PROPOSALS 2 THROUGH 7

     Approval of each of prosposals 2 through 7 requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares present at the Meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under the Master Trust Agreement of the Trust, any Trustee may be removed (i) by a written instrument, signed by at least two thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by a vote of shareholders holding not less than two thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 3 AND 4 FOR DETAILS.

May 26, 1999
Date of Proxy Statement

                       FOR FASTER, MORE CONVENIENT VOTING
                                  USE THE PHONE

      Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697

Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944

                                       Special Meeting of Shareholders-
                                       September 14, 1999

*** CONTROL NUMBER:                                  ***

           [arrow down] Please detach at perforation before mailing [arrow down]

STATE STREET RESEARCH EQUITY TRUST: STATE STREET RESEARCH __________ FUND

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 0211 September 14, 1999, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 26, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                         IF NOT VOTING BY PHONE, IT IS IMPORTANT
                         THAT THIS PROXY BE SIGNED AND RETURNED
                                IN THE ENCLOSED ENVELOPE.

                         DATE: __________________, 1999

                         NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                         --------------------------------------------

                         --------------------------------------------
                         Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                    Please vote by filling in the box below.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

1.   [For all Funds] Election of Trustees.                                         FOR all                    WITHHOLD
     Nominees: (01) Bruce R. Bond, (02) Steve A. Garban                        nominees listed                authority
     (03) Malcolm T. Hopkins, (04) Susan M. Phillips                             (except as                to vote for all
                                                                                  noted in                 nominees listed
                                                                               space provided)
To withhold authority to vote for any individual nominee, write that
nominee's name in the following space.                                               [ ]                         [ ]

---------------------------------------------

                                                                                FOR          AGAINST       ABSTAIN

2.   [Argo Fund and Alpha Fund only] To amend the Fund's                        [ ]            [ ]           [ ]
     fundamental policies regarding diversification of
     investments.

3.   [Argo Fund, Alpha Fund and Global Resources Fund only] To amend the        [ ]            [ ]           [ ]
     Fund's fundamental policy regarding industry concentration.

4.   [Argo Fund only] To revise the Argo Fund's objective as described in the   [ ]            [ ]           [ ]
     Proxy Statement.

5.   [Alpha Fund only] To revise the Alpha Fund's objective as described in     [ ]            [ ]           [ ]
     the Proxy Statement.

6.   [Global Resources Fund and Athletes Fund only] To amend                    [ ]            [ ]           [ ]
     the Fund's fundamental policies regarding diversification
     of investments.

7.   [Argo Fund and Alpha Fund only] To amend the Fund's fundamental            [ ]            [ ]           [ ]
     policy regarding participation in underwritings.

                                                          I PLAN TO
                                                          ATTEND THE                 YES                         NO
                                                          MEETING:                   [ ]                         [ ]

                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                                              (date)

To Shareholders of the
State Street Research _____________ Fund

Recently we solicited your proxy vote on a number of important proposals. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "against"] one or more proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote "against"] and vote in favor of the proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

The open proposals are proposal(s) [proposal number(s)]. The proposal(s) would help the Fund achieve its investment objective. If the proposals are approved, the Investment Manager would have more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, all in the best interests of shareholders. The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact the State Street Research Service Center toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

                                                Thank you.

                                                State Street Research
                                                Service Center

                             SUPPLEMENTAL PROXY FORM

              Special Meeting of Shareholders -- September 14, 1999

The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated May 26, 1999.

THIS SUPPLEMENTAL PROXY WILL SUPERCEDE ANY PRIOR PROXY FORM SUBMITTED.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                          IF NOT VOTING BY PHONE, IT IS IMPORTANT
                          THAT THIS PROXY BE SIGNED AND RETURNED
                                 IN THE ENCLOSED ENVELOPE.

                          DATE: __________________, 1999

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                          --------------------------------------------

                          --------------------------------------------
                          Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

1.   [For all Funds] Election of Trustees.                                         FOR all                    WITHHOLD
     Nominees: (01) Bruce R. Bond, (02) Steve A. Garban                        nominees listed                authority
     (03) Malcolm T. Hopkins, (04) Susan M. Phillips                             (except as                to vote for all
                                                                                  noted in                 nominees listed
                                                                               space provided)

To withhold authority to vote for any individual nominee, write that
nominee's name in the following space.                                               [ ]                         [ ]
---------------------------------------------

                                                                                FOR          AGAINST      ABSTAIN

2.   [Argo Fund and Alpha Fund only] To amend the Fund's                        [ ]            [ ]           [ ]
     fundamental policies regarding diversification of
     investments.

3.   [Argo Fund, Alpha Fund and Global Resources Fund only] To amend the        [ ]            [ ]           [ ]
     Fund's fundamental policy regarding industry concentration.

4.   [Argo Fund only] To revise the Argo Fund's objective as described in the   [ ]            [ ]           [ ]
     Proxy Statement.

5.   [Alpha Fund only] To revise the Alpha Fund's objective as described in     [ ]            [ ]           [ ]
     the Proxy Statement.

6.   [Global Resources Fund and Athletes Fund only] To amend                    [ ]            [ ]           [ ]
     the Fund's fundamental policies regarding diversification
     of investments.

7.   [Argo Fund and Alpha Fund only] To amend the Fund's fundamental            [ ]            [ ]           [ ]
     policy regarding participation in underwritings.

                                    I PLAN TO
                                    ATTEND THE                 YES                         NO
                                    MEETING:                   [ ]                         [ ]

                           PLEASE SIGN ON REVERSE SIDE